UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 28, 2019

Papa John's International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21660	61-1203323
(Commission File Number)	(IRS Employer Identification No.)

2002 Papa John's Boulevard

Louisville, Kentucky 40299-2367

(Address of principal executive offices) (Zip Code)

(502) 261-7272

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, pursuant to the Securities Purchase Agreement, dated February 3, 2019 (the “Purchase Agreement”), entered into by Papa John’s International, Inc. (the “Company”) with certain funds affiliated with, or managed by, Starboard Value LP (collectively, “Starboard”), Starboard was given the option, exercisable at its discretion, to purchase up to an additional 50,000 shares of the Company’s Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”) on or prior to March 29, 2019. On March 28, 2019, pursuant to Starboard’s option under the Purchase Agreement, the Company issued and sold 50,000 shares of Series B Preferred Stock to Starboard at a purchase price of $1,000 per share, for an aggregate purchase price of $50,000,000.

The Purchase Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2019, and is incorporated herein by reference.

On March 28, 2019, the Company also issued and sold an aggregate of 2,530 shares of Series B Preferred Stock to franchisees of the Company at a purchase price of $1,000 per share, for an aggregate purchase price of $2,530,000, in cash. The offering of Series B Preferred Stock to franchisees was contemplated in the Purchase Agreement.

The Series B Preferred Stock is convertible into the Company’s common stock, par value $0.01 per share. A summary of the material terms of the Series B Preferred Stock is contained in Item 5.03 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2019, and is incorporated herein by reference.

The sale of the Series B Preferred Stock to the franchisees has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(c) of Regulation D as promulgated by the Securities and Exchange Commission thereunder. Each of the franchisees represented to the Company that they qualify as an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN'S INTERNATIONAL, INC.

Date: March 29, 2019	/s/ Steve Ritchie
Steve Ritchie
President and Chief Executive Officer